Accounting policies	12 Months Ended
Dec. 31, 2017
Accounting policies
Accounting policies

2.  Accounting policies

The accounting policies and measurement bases applied in preparing the consolidated financial statements were as follows:

a)   Foreign currency transactions

i.    Functional currency

The functional currency of all entities comprising the Bank is the Mexican Peso (hereinafter, peso or $). Therefore, all balances and transactions denominated in currencies other than the peso are deemed to be denominated in foreign currency.

ii.    Recognition of exchange differences

The gains and losses arising on the translation of foreign currency balances to the functional currency are recognized at their net amount under Exchange differences (net) in the consolidated income statement, except for exchange differences arising on financial instruments at Fair Value Through Profit or Loss (FVTPL), which are recognized under Gains/(losses) on financial assets and liabilities (net) in the consolidated income statement without distinguishing them from other changes in fair value and for exchange differences arising on non-monetary items measured at Fair Value Through Other Comprehensive Income (FVTOCI), which are recognized under Valuation adjustments in the consolidated other comprehensive income.

iii.   Exposure to foreign currency risk

In preparing the consolidated financial statements, transactions in currencies other than the Bank’s functional currency (foreign currencies) are recognized at the exchange rates prevailing at the dates of the transactions. Monetary items denominated in foreign currencies are retranslated to the functional currency at the rates prevailing at the consolidated balance sheet date. Non-monetary items carried at fair value in foreign currencies are retranslated to the functional currency at the rates prevailing at the date when the fair value was determined. Non-monetary items that are measured at historical cost in a foreign currency are not retranslated.

The Bank performs a large number of foreign currency transactions, mainly in US dollars (USD). The transactions, assets and liabilities denominated in foreign currencies are translated to pesos based on the exchange rates published by the Central Bank.

The “Fix” (48‑hour) exchange rate used was $20.6194 per one USD and $19.6629 per one USD as of December 31, 2016 and 2017, respectively.

b)   Basis of consolidation

i.    Subsidiaries

The consolidated financial statements incorporate the financial statements of Banco Santander (México) and entities (including structured entities) controlled by Banco Santander (México) together with its subsidiaries. Control is achieved when the Banco Santander (México):

•	has power over the investee;
•	is exposed, or has rights, to variable returns from its involvement with the investee; and
•	has the ability to use its power to affect its returns.

The Bank reassesses whether or not it controls an investee if facts and circumstances indicate that there are changes to one or more of the three elements of control listed above.

When the Bank has less than a majority of the voting rights of an investee, it has power over the investee when the voting rights are sufficient to give it the practical ability to direct the relevant activities of the investee unilaterally. The Bank considers all relevant facts and circumstances in assessing whether or not the Bank’s voting rights in an investee are sufficient to give it power, including:

•	the size of the Bank’s holding of voting rights relative to the size and dispersion of holdings of the other vote holders;
•	potential voting rights held by the Bank, other vote holders or other parties;
•	rights arising from other contractual arrangements; and
•

any additional facts and circumstances that indicate that the Bank has, or does not have, the current ability to direct the relevant activities at the time that decisions need to be made, including voting patterns at previous shareholders’ meetings.

Consolidation of a subsidiary begins when the Bank obtains control over the subsidiary and ceases when the Bank loses control of the subsidiary. Specifically, income and expenses of a subsidiary acquired or disposed of during the year are included in the consolidated income statement and other comprehensive income from the date the Bank gains control until the date when the Bank ceases to control the subsidiary.

On acquisition of control of a subsidiary that meets the definition of a business, its assets, liabilities and contingent liabilities are recognized at fair value at the date of acquisition. Any excess of the acquisition cost, the amount recognized for non-controlling interests of the acquiree and the fair value of the acquirer’s previous held equity interest in the acquiree over the fair values of the identifiable net assets acquired are recognized as goodwill (see Note 16). Negative differences are recognized in the consolidated income statement on the date of acquisition.

The consolidated income statement and each component of other comprehensive income are attributed to the owners of the Bank and to the non-controlling interests. Total comprehensive income of subsidiaries is attributed to the owners of the Bank and to the non-controlling interests even if this results in the non-controlling interests having a deficit balance (see Note 27).

When necessary, adjustments are made to the financial statements of subsidiaries to bring their accounting policies into line with the Bank’s accounting policies.

The financial statements of the subsidiaries are fully consolidated with those of the Bank. All intragroup assets and liabilities, equity, income, expenses and cash flows relating to transactions between members of the Bank are eliminated in full on consolidation.

The share of third parties of the Bank’s consolidated equity is presented under Non-controlling interests in the consolidated balance sheet (see Note 27). Their share of the profit for the year is presented under Profit attributable to non-controlling interests in the consolidated income statement.

The results of subsidiaries acquired during the year are included in the consolidated income statement from the date of acquisition to year-end. Similarly, the results of subsidiaries disposed of during the year are included in the consolidated income statement from the beginning of the year to the date of disposal.

A listing of the subsidiaries as of December 31, 2016 and 2017 is summarized in Note 48.

ii.    Investments in associates or joint ventures (jointly controlled entities)

An associate is an entity over which the Bank has significant influence. Significant influence is the power to participate in the financial and operating policy decisions of the investee but is not control or joint control over those policies.

A joint venture is a joint arrangement whereby the parties that have joint control of the arrangement have rights to the net assets of the joint arrangement. Joint control is the contractually agreed sharing of control of an arrangement, which exists only when decisions about the relevant activities require unanimous consent of the parties sharing control.

The results and assets and liabilities of associates or joint ventures are incorporated in the consolidated financial statements using the equity method of accounting, except when the investment, or a portion thereof, is classified as held for sale, in which case it is accounted for in accordance with IFRS 5. Under the equity method, an investment in an associate or a joint venture is initially recognized in the consolidated balance sheet at cost and adjusted thereafter to recognize the Bank’s share of the consolidated income statement and other comprehensive income of the associate or joint venture. When the Bank’s share of losses of an associate or a joint venture exceeds the Bank’s interest in that associate or joint venture (which includes any long-term interests that, in substance, form part of the Bank’s net investment in the associate or joint venture), the Bank discontinues recognizing its share of further losses. Additional losses are recognized only to the extent that the Bank has incurred legal or constructive obligations or made payments on behalf of the associate or joint venture.

An investment in an associate or a joint venture is accounted for using the equity method from the date on which the investee becomes an associate or a joint venture. On acquisition of the investment in an associate or a joint venture, any excess of the cost of the investment over the Bank’s share of the net fair value of the identifiable assets and liabilities of the investee is recognized as goodwill, which is included within the carrying amount of the investment. Any excess of the Bank’s share of the net fair value of the identifiable assets and liabilities over the cost of the investment, after reassessment, is recognized immediately in the consolidated income statement in the period in which the investment is acquired.

The requirements of IAS 39 are applied to determine whether it is necessary to recognize any impairment loss with respect to the Bank’s investment in an associate or a joint venture. When necessary, the entire carrying amount of the investment (including goodwill) is tested for impairment in accordance with IAS 36 as a single asset by comparing its recoverable amount (higher of value in use and fair value less costs of disposal) with its carrying amount. Any impairment loss recognized forms part of the carrying amount of the investment. Any reversal of that impairment loss is recognized in accordance with IAS 36 to the extent that the recoverable amount of the investment subsequently increases.

The Bank discontinues the use of the equity method from the date when the investment ceases to be an associate or a joint venture, or when the investment is classified as held for sale. When the Bank retains an interest in the former associate or joint venture and the retained interest is a financial asset, the Bank measures the retained interest at fair value at that date and the fair value is regarded as its fair value on initial recognition in accordance with IAS 39. The difference between the carrying amount of the associate or joint venture at the date the equity method was discontinued, and the fair value of any retained interest and any proceeds from disposing of a part interest in the associate or joint venture is included in the determination of the gain or loss on disposal of the associate or joint venture. In addition, the Bank accounts for all amounts previously recognized in other comprehensive income in relation to that associate or joint venture on the same basis as would be required if that associate or joint venture had directly disposed of the related assets or liabilities. Therefore, if a gain or loss previously recognized in other comprehensive income by that associate or joint venture would be reclassified to the consolidated income statement on the disposal of the related assets or liabilities, the Bank reclassifies the gain or loss from equity to the consolidated income statement (as a reclassification adjustment) when the equity method is discontinued.

The Bank continues to use the equity method when an investment in an associate becomes an investment in a joint venture or an investment in a joint venture becomes an investment in an associate. There is no remeasurement to fair value upon such changes in ownership interests.

When the Bank reduces its ownership interest in an associate or a joint venture but the Bank continues to use the equity method, the Bank reclassifies to the consolidated income statement the proportion of the gain or loss that had previously been recognized in other comprehensive income relating to that reduction in ownership interest if that gain or loss would be reclassified to the consolidated income statement on the disposal of the related assets or liabilities.

When a Bank’s subsidiary transacts with an associate or a joint venture of the Bank, profits and losses resulting from the transactions with the associate or joint venture are recognized in the Bank’s consolidated financial statements only to the extent of interests in the associate or joint venture that are not related to the Bank.

As of December 31, 2016 and 2017, the Bank did not have any associates.

As of December 31, 2016 and 2017, the Bank has a commercial alliance with Elavon México in order to share revenues and expenses jointly related to the merchant services. This commercial alliance is not material to the Bank’s consolidated financial statements.

iii.   Structured entities

When the Bank incorporates entities, or holds ownership interests therein, to enable its customers to access certain investments, or for the transfer of risks or other purposes (also called structured entities since the voting or similar power is not a key factor in deciding who controls the entity), the Bank determines, using internal criteria and procedures and taking into consideration the applicable legislation, whether control (as defined above) exists and, therefore, whether these entities should be consolidated.

These structured entities include securitization special purpose vehicles (SPV) and employee benefit trusts (EBT) established for employee share-based plans, which are consolidated over which it is considered that the Bank continues to exercise control.

Note 12.g contains information regarding securitized mortgage assets.

Share-based payments are discussed in Note 41.b, 41.c and 41.d.

iv.   Business combinations

Acquisitions of businesses are accounted for using the acquisition method. The consideration transferred in a business combination is measured at fair value, which is calculated as the sum of the acquisition-date fair values of the assets transferred by the Bank, liabilities incurred by the Bank to the former owners of the acquiree and the equity interests issued by the Bank in exchange for control of the acquiree. Acquisition-related costs are recognized in the consolidated income statement as incurred.

At the acquisition date, the identifiable assets acquired and the liabilities assumed are recognized at their fair value, except that:

•	deferred tax assets or liabilities, and assets or liabilities related to employee benefit arrangements are recognized and measured in accordance with IAS 12 and IAS 19, respectively;
•

liabilities or equity instruments related to share-based payment arrangements of the acquiree or share-based payment arrangements of the Bank entered into to replace share-based payment arrangements of the acquiree are measured in accordance with IFRS 2 at the acquisition date; and

•	assets (or disposal groups) that are classified as held for sale in accordance with IFRS 5 are measured in accordance with that Standard.

Goodwill is measured as the excess of the sum of the consideration transferred, the amount of any non-controlling interests in the acquiree, and the fair value of the acquirer’s previously held equity interest in the acquiree (if any) over the net of the acquisition-date amounts of the identifiable assets acquired and the liabilities assumed (see Note 2.m). If, after reassessment, the net of the acquisition-date amounts of the identifiable assets acquired and liabilities assumed exceeds the sum of the consideration transferred, the amount of any non-controlling interests in the acquiree and the fair value of the acquirer’s previously held interest in the acquiree (if any), the excess is recognized immediately in the consolidated income statement as a bargain purchase gain.

Non-controlling interests that are present ownership interests and entitle their holders to a proportionate share of the entity’s net assets in the event of liquidation may be initially measured either at fair value or at the non-controlling interests’ proportionate share of the recognized amounts of the acquiree’s identifiable net assets. The choice of measurement basis is made on a transaction-by-transaction basis. Other types of non-controlling interests are measured at fair value or, when applicable, on the basis specified in another IFRS.

When the consideration transferred by the Bank in a business combination includes assets or liabilities resulting from a contingent consideration arrangement, the contingent consideration is measured at its acquisition-date fair value and included as part of the consideration transferred in a business combination. Changes in the fair value of the contingent consideration that qualify as measurement period adjustments are adjusted retrospectively, with corresponding adjustments against goodwill. Measurement period adjustments are adjustments that arise from additional information obtained during the ‘measurement period’ (which cannot exceed one year from the acquisition date) about facts and circumstances that existed at the acquisition date.

The subsequent accounting for changes in the fair value of the contingent consideration that do not qualify as measurement period adjustments depends on how the contingent consideration is classified. Contingent consideration that is classified as equity is not remeasured at subsequent reporting dates and its subsequent settlement is accounted for within equity. Contingent consideration that is classified as an asset or a liability is remeasured at subsequent reporting dates in accordance with IAS 39, or IAS 37 Provisions, Contingent Liabilities and Contingent Assets, as appropriate, with the corresponding gain or loss being recognized in the consolidated income statement.

When a business combination is achieved in stages, the Bank’s previously held equity interest in the acquiree is remeasured to its acquisition-date fair value and the resulting gain or loss, if any, is recognized in the consolidated income statement. Amounts arising from interests in the acquiree prior to the acquisition date that have previously been recognized in other comprehensive income are reclassified to the consolidated income statement where such treatment would be appropriate if that interest were disposed of.

If the initial accounting for a business combination is incomplete by the end of the reporting period in which the combination occurs, the Bank reports provisional amounts for the items for which the accounting is incomplete. Those provisional amounts are adjusted during the measurement period (see above), or additional assets or liabilities are recognized, to reflect additional information obtained about facts and circumstances that existed at the acquisition date that, if known, would have affected the amounts recognized at that date.

v.    Changes in the Bank’s ownership interests in existing subsidiaries

Changes in the Bank’s ownership interests in subsidiaries that do not result in the Bank losing control over the subsidiaries are accounted for as equity transactions, no gain or loss is recognized in the consolidated income statement and the initially recognized goodwill is not remeasured. The carrying amounts of the Bank’s interests and the non-controlling interests are adjusted to reflect the changes in their relative interests in the subsidiaries. Any difference between the amount by which the non-controlling interests are adjusted and the fair value of the consideration paid or received is recognized directly in Accumulated reserves in Shareholders’ equity and attributed to owners of the Bank.

When the Bank loses control of a subsidiary, a gain or loss is recognized in the consolidated income statement and is calculated as the difference between (i) the aggregate of the fair value of the consideration received and the fair value of any retained interest and (ii) the previous carrying amount of the assets (including goodwill), and liabilities of the subsidiary and any non-controlling interests. All amounts previously recognized in Valuation adjustments in the consolidated other comprehensive income in relation to that subsidiary are accounted for as if the Bank had directly disposed of the related assets or liabilities of the subsidiary (i.e., reclassified to the consolidated income statement or transferred to another category of equity as specified/permitted by applicable IFRS). The fair value of any investment retained in the former subsidiary at the date when control is lost is regarded as the fair value on initial recognition for subsequent accounting under IAS 39, when applicable, the cost on initial recognition of an investment in an associate or a joint venture.

c)   Definitions and classification of financial instruments

i.    Definitions

A financial instrument is any contract that gives rise to a financial asset of one entity and a financial liability or equity instrument of another entity. Financial assets and financial liabilities are recognized when the Bank becomes a party to the contractual provisions of the financial instruments.

An equity instrument is any agreement that evidences a residual interest in the assets of the issuing entity after deducting all of its liabilities.

IAS 39 defines a derivative as a financial instrument or other contract within the scope of the Standard with all three of the following characteristics:

•

its value changes in response to the change in a specified interest rate, financial instrument price, commodity price, foreign exchange rate, index of prices or rates, credit rating or credit index, or other variable, provided in the case of a non-financial variable that the variable is not specific to a party to the contract (sometimes called the “underlying”);

•

it requires no initial net investment or an initial net investment that is smaller than would be required for other types of contracts that would be expected to have a similar response to changes in market factors; and

•	it is settled at a future date.

Hybrid financial instruments are contracts that simultaneously include a non-derivative host contract together with a derivative, known as an embedded derivative, that is not separately transferable and has the effect that some of the cash flows of the hybrid contract vary in a way similar to a stand-alone derivative.

Compound financial instruments are contracts that simultaneously create for their issuer a financial liability and an equity instrument (such as convertible bonds, which entitle their holders to convert them into equity instruments of the issuer).

The following transactions are not treated for accounting purposes as financial instruments:

-	Pensions and similar obligations (see Note 24.c.).
-	Share-based payments (see Note 41.b., 41.c. and 41.d.).

ii.   Classification of financial assets for measurement purposes

Financial assets are initially classified into the various categories used for management and measurement purposes, unless they relate to Cash and balances with central banks or Hedging derivatives, which are reported separately.

Financial assets are included for measurement purposes in one of the following categories:

-

Financial assets held for trading (at FVTPL): This category includes the financial assets acquired for the purpose of generating a profit in the near term from fluctuations in their prices and financial derivatives that are not designated as hedging instruments.

-

Other financial assets at fair value through profit or loss: This category includes hybrid financial assets not held for trading that are measured entirely at fair value and financial assets not held for trading that are included in this category in order to obtain more relevant information, either because this eliminates or significantly reduces recognition or measurement inconsistencies (accounting mismatches) that would otherwise arise from measuring assets or liabilities or recognizing the gains or losses on them on different bases, or because a group of financial assets or financial assets and liabilities is managed and its performance is evaluated on a fair value basis, such as reverse repurchase agreements, in accordance with a documented risk management or investment strategy, and information about the group is provided on that basis to the Bank’s key management personnel. Financial assets may only be included in this category on the date they are acquired or originated.

-

Available-for-sale financial assets: This category includes debt instruments not classified as Held-to-maturity investments, Loans and receivables or Financial assets at fair value through profit or loss, and equity instruments issued by entities other than subsidiaries, associates and joint ventures, provided that such instruments have not been classified as Financial assets held for trading or as Other financial assets at fair value through profit or loss.

-

Loans and receivables: This category includes the investment arising from ordinary lending activities, such as the cash amounts of loans drawn down and not yet repaid by customers or the deposits placed with other credit institutions, whatever the legal instrument and unquoted debt securities constituting part of the Bank’s business.

-

The Bank generally intends to hold the loans and receivables granted by it until their final maturity and, therefore, they are presented in the consolidated balance sheet at their amortized cost (net of allowance for impairment losses).

-

Held-to-maturity investments: This category includes debt instruments traded in an active market, with fixed maturity and with fixed or determinable payments, for which the Bank has both the intention and proven ability to hold to maturity.

As of December 31, 2016 and 2017, the Bank did not hold any investment classified as held to maturity.

iii.   Classification of financial assets for presentation purposes

Financial assets are classified by nature into the following items in the consolidated balance sheet:

-	Cash and balances with the Central Bank: cash balances and balances receivable including the compulsory deposits with the Central Bank.
-

Loans and receivables: includes the debit balances of all credit and loans granted by the Bank, other than those classified as securities, as well as finance lease receivables and other receivables and other debit balances of a financial nature in favor of the Bank, such as balances receivable from clearing houses and settlement agencies for transactions carried out on the stock exchange and other organized markets, bonds given in cash, capital calls, fees and commissions receivable for financial guarantees and debit balances arising from transactions not originating in banking transactions and services.

Loans and receivables are classified in accordance with the institutional sector to which the debtor belongs, into:

-	Loans and advances to credit institutions: loans of any nature, including deposits provided to credit institutions.
-	Loans and advances to customers: includes all other loans.
-	Debt instruments: bonds and other debt securities that represent a debt obligation for their issuer and that bear interest.
-

Equity instruments: financial instruments issued by other entities, such as shares, which have the nature of equity instruments for the issuer, other than investments in subsidiaries, associates or jointly controlled entities.

-

Trading derivatives: includes the fair value in favor of the Bank of derivatives, which do not form part of hedge accounting relationship, including embedded derivatives separated from hybrid financial instruments.

-

Hedging derivatives: includes the fair value of derivatives in favor of the Bank, including embedded derivatives separated from hybrid financial instruments, designated as hedging instruments in hedge accounting.

iv.   Classification of financial liabilities for measurement purposes

Financial liabilities are initially classified into the various categories used for management and measurement purposes, unless they relate to Hedging derivatives, which are reported separately.

Financial liabilities are classified for measurement purposes into one of the following categories:

-

Financial liabilities held for trading (at FVTPL): this category includes financial liabilities incurred for the purpose of generating a profit in the near term from fluctuations in their prices, financial derivatives not designated as hedging instruments and financial liabilities arising from the outright sale of financial assets acquired under reverse repurchase agreements, securities loans and sales of borrowed securities (short positions).

-

Other financial liabilities at fair value through profit or loss: financial liabilities are included in this category when such classification provides for more relevant information regarding the financial liability, either because this eliminates or significantly reduces recognition or measurement inconsistencies (accounting mismatches) that would otherwise arise from measuring the liabilities or recognizing the gains or losses on them on different bases, or because a group of financial liabilities or financial assets and liabilities is managed and its performance is evaluated on a fair value, such as repurchase agreements, in accordance with a documented risk management or investment strategy, and information about the group is provided on that basis to the Bank’s key management personnel. Liabilities may only be included in this category on the date when they are incurred or originated.

-

Financial liabilities at amortized cost: this category includes financial liabilities, irrespective of their instrumentation and maturity, not included in any of the above-mentioned categories, which arise from the ordinary borrowing activities.

iv.   Classification of financial liabilities for presentation purposes

Financial liabilities are classified by nature into the following items in the consolidated balance sheet:

-

Deposits: includes all repayable balances received in cash by the Bank, other than those classified as marketable securities and those having the substance of subordinated liabilities. This item also includes cash bonds and cash consignments received the amount of which may be invested without restriction.

Deposits are classified based on type of depositor as follows:

-	Deposits from the Central Bank: deposits of any nature received from the Central Bank.
-	Deposits from credit institutions: deposits of any nature, including credit received and money market operations in the name of credit institutions.
-	Customer deposits: includes the remaining deposits.
-

Marketable debt securities: includes the amount of bonds and other debt represented by marketable securities, other than those having the substance of subordinated liabilities. This item includes the component considered to be a financial liability component of compound financial instruments issued by the Bank.

-	Trading derivatives: includes the fair value of derivatives with a liability balance, including embedded derivatives separated from the host contract, which do not form part of hedge accounting.
-

Short positions: includes the amount of financial liabilities arising from the outright sale or from pledging of financial assets acquired under reverse repurchase agreements, securities loans and sales of borrowed securities.

-

Subordinated liabilities: amount of financing received which, for the purposes of payment priority, ranks behind ordinary debt. This category also includes the financial instruments issued by the Bank, which form part of the Bank’s capital management for regulatory purposes, but do not meet the requirements for classification as equity for accounting purposes.

-

Other financial liabilities: includes the amount of payment obligations having the nature of financial liabilities that are not included in any of the aforementioned categories, including liabilities under financial guarantee contracts.

-

Hedging derivatives: includes the fair value of the Bank’s liability in respect of derivatives, including embedded derivatives separated from hybrid financial instruments, designated as qualified hedging instruments in hedge accounting.

d)   Measurement of financial assets and liabilities and recognition of fair value changes

In general, financial assets and liabilities are initially recognized at fair value, which, in the absence of evidence to the contrary, is deemed to be the transaction price. The amount initially recognized for financial instruments not measured at FVTPL is adjusted for transaction costs. Financial assets and liabilities are subsequently measured at each period-end as follows:

i.    Measurement of financial assets

Financial assets are measured at fair value without deducting any transaction costs that may be incurred on their disposal. Transaction costs are considered for loans and receivables, held-to-maturity investments, equity instruments whose fair value cannot be determined in a sufficiently objective manner and derivative assets that have equity instruments as their underlying and are settled by delivery of those instruments. All financial assets are accounted for at the trade date.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction in the principal (or most advantageous) market at the measurement date under current market conditions. The most objective and common reference for the fair value of a financial instrument is the price that would be paid for it on an active, transparent and deep market (quoted price or market price).

At 31 December 2017, there were no significant investments in quoted financial instruments that had ceased to be recognized at their quoted price because their market could not be deemed to be active.

Fair value under IFRS is an exit price regardless of whether that price is directly observable or estimated using another valuation technique.

If there is no market price for a given financial instrument, its fair value is estimated on the basis of the price established in recent transactions involving similar instruments and, in the absence thereof, of valuation techniques commonly used by the international financial community, taking into account the specific features of the instrument to be measured and, particularly, the various types of risk associated with it.

All derivatives are recognized in the consolidated balance sheet at fair value from the trade date. If the fair value is positive, they are recognized as an asset and if the fair value is negative, they are recognized as a liability. In the absence of evidence to the contrary, the fair value on the trade date is deemed to be the transaction price. The changes in the fair value of derivatives from the trade date are recognized in Gains/(losses) on financial assets and liabilities (net) in the consolidated income statement. Specifically, the fair value of derivatives traded in organized markets included in the portfolios of financial assets or liabilities held for trading is deemed to be their daily quoted price. If for exceptional reasons the quoted price cannot be determined on a given date, these financial derivatives are measured using methods similar to those used to measure over-the-counter (hereinafter, OTC) derivatives.

The fair value of OTC derivatives is determined using the most appropriate valuation techniques commonly used by the financial markets based on the characteristics of each financial instrument such as present value, option pricing models and other methods.

Loans and receivables and Held-to-maturity investments are measured at amortized cost using the effective interest method. Amortized cost is the acquisition cost of a financial asset or liability plus or minus, as appropriate, the principal repayments and the cumulative amortization (taken to the consolidated income statement) of the difference between the initial cost and the maturity amount. In the case of financial assets, amortized cost also includes any reduction for impairment or uncollectibility. In the case of Loans and receivables hedged in fair value hedges, the changes in the fair value of these assets related to the risk or risks being hedged are recognized.

The effective interest rate is the discount rate that exactly matches the carrying amount of a financial instrument to all its estimated cash flows of all kinds over its remaining life. For fixed rate financial instruments, the effective interest rate coincides with the contractual interest rate established on the acquisition date and, where applicable, the fees and transaction costs that, because of their nature, form part of the financial return. For floating rate financial instruments, the effective interest rate coincides with the rate of return prevailing until the next benchmark interest reset date.

Equity instruments whose fair value cannot be determined in a sufficiently objective manner and financial derivatives that have those instruments as their underlying and are settled by delivery of those instruments are measured at acquisition cost adjusted, where appropriate, by any related impairment loss.

The amounts at which the financial assets are recognized represent, in all material respects, the Bank’s maximum exposure to credit risk at each reporting date. In addition, the Bank has received collateral and other credit enhancements to mitigate its exposure to credit risk, which consist mainly of mortgage guarantees, cash collateral, debt and equity instruments, personal guarantees, leased assets, assets acquired under reverse repurchase agreements and securities loans.

The measurement of available-for-sale financial assets is described in further detail in iii. Valuation techniques.

ii.    Measurement of financial liabilities

In general, financial liabilities are measured at amortized cost, as defined above, except for those included under Financial liabilities held for trading and Other financial liabilities at fair value through profit or loss and financial liabilities designated as hedged items (or hedging instruments) in fair value hedges, which are measured at fair value.

iii.   Valuation techniques

The following table shows a summary of the fair values at December 31, 2016 and 2017, of the financial assets and liabilities indicated below, classified on the basis of the various measurement methods used by the Bank to determine their fair value:

	12/31/2016			12/31/2017
	Published			Published
	Price			Price
	Quotations			Quotations
	in Active			in Active
	Markets –	Internal		Markets –	Internal
	Level 1	Models	Total	Level 1	Models	Total

ASSETS:
Financial assets held for trading	139,869	202,713	342,582	147,784	167,786	315,570
Other financial assets at fair value through profit or loss	—	42,340	42,340	—	51,705	51,705
Available-for-sale financial assets	139,466	15,178	154,644	164,999	743	165,742
Hedging derivatives	—	15,003	15,003	—	15,116	15,116
	279,335	275,234	554,569	312,783	235,350	548,133
LIABILITIES:
Financial liabilities held for trading	166	266,662	266,828	620	239,105	239,725
Other financial liabilities at fair value through profit or loss	—	136,860	136,860	—	120,653	120,653
Hedging derivatives	—	14,287	14,287	—	11,091	11,091
	166	417,809	417,975	620	370,849	371,469

The fair value of the financial instruments is determined, when possible, on the basis of a quoted price in an active market for an identical asset or liability (Level 1). This group includes government debt securities, private-sector debt securities without optional characteristics, derivatives traded in organized markets, shares and short positions.

In cases where price quotations cannot be observed, Management makes its best estimate of the price that the market would set using its own internal models (valuation techniques). These internal models use data based on observable market parameters as significant inputs (Level 2) and, in very specific cases, they use significant inputs not observable in market data (Level 3). The use of observable market data assumes that markets are efficient and therefore the data that is derived therefrom is representative.

The best evidence of the fair value of a financial instrument on initial recognition is the transaction price, unless the fair value of the instrument can be obtained from other market transactions performed with the same or similar instruments or can be measured by using a valuation technique in which the variables used include only observable market data, mainly interest rates.

The objective of valuation techniques is to arrive at a fair value measurement that reflects the price that would be received to sell the asset or paid to transfer the liability in an orderly transaction between market participants at the measurement date.

Still, other internal models use unobservable data as inputs. Examples of such unobservable inputs and assumptions are as follows:

Correlation: Historical correlation between equity prices and exchange rates is assumed for valuing quanto and composite options.

Dividends: The estimation for the dividend used as inputs in the internal models is based on the dividend payments expected from the issuer companies.

Volatility: There is no liquid option market for certain long-term assets. For most Mexican underlying assets, the option market is for up to one year. In the case of the Mexican Stock Exchange Prices and Quotations Index (IPC), there is an option market up to three years. In these cases, Bank’s Management assumes a local volatility model using maturities for which market data exists and extrapolates the curve for unknown terms.

Rate curve for estimating the interest rate index known as the 91‑day Interbank Equilibrium Interest Rate (Tasa de Interés Interbancaria de Equilibrio, or TIIE): there is no liquid market for interest rate swaps (IRS) with 91‑day payment terms. For these fair value measurements, the 28‑day IRS curve is used instead.

Whenever unobservable market data is used in valuation techniques, the valuation is adjusted considering unobservable assumptions that market participants would use when pricing the asset or liability, including assumptions about risk.

The Bank also adjusts the value of some assets when they have very low market trading volume, even when prices are available.

Fair value measurements that incorporate significant unobservable inputs are classified as Level 3. Significant unobservable inputs are defined as inputs for which observable market data are not available and that are significant to the fair value measurement. Such inputs are developed using the best information available about assumptions that market participants would use when pricing the asset or liability.

iv.   Valuation of financial instruments

General measurement bases

The Bank has implemented a formal process for systematic valuation and management of financial instruments. The governance scheme for this process distributes responsibilities between two independent areas inside the Bank: Treasury (development, marketing and daily management of financial products and market data) and Risks (on a periodic basis, validation of pricing models and market data, computation of risk metrics, new transactions approval policies, management of market risk and implementation of fair value adjustment policies).

The approval of new products follows a sequence of steps (request, development, validation, integration in corporate systems and quality assurance) before the product is brought into production. This process ensures that pricing systems have been properly reviewed and are stable before they are used.

The related valuation techniques and inputs by asset class are as follows:

a.	Trading and available-for-sale financial assets

The estimated fair value of these financial assets is determined using quoted prices or yield curves provided by a price vendor.

b.	Loans and advances to credit institutions and customers – reverse repurchase agreements

The fair value is estimated by using the discounted cash flow (forward estimation) technique using the interest rates that are currently offered for loans and advances with terms similar to those of borrowers having a similar credit quality.

c.	Short positions, deposits from the Central Bank and deposits from credit institutions and customers – repurchase agreements

The fair value of these financial instruments is calculated by using the discounted cash flow (forward estimation) technique based on the current incremental lending rates for similar types of deposits having similar maturities.

d.	Financial derivatives (assets and liabilities)

The estimated fair value of futures contracts is calculated using the prices quoted on the Derivatives Exchange Markets (Mercado Mexicano de Derivados and Chicago Mercantile Exchange) of identical instruments.

If there are no quoted prices on the market (either direct or indirect) for a derivative instrument, the respective fair value estimates are calculated by using one of the following models and valuation techniques:

i. Non-closed formula solution

In the valuation of financial instruments permitting static hedging (such as loans and receivables, deposits, forwards and swaps), the present value method (forward estimation) is used. This method consists of a) calculating the expected cash flows and b) discounting the expected cash flows at the risk interest rate through the applicable discount factor. Both steps use observable market data (yield curves, foreign exchange spot rates and so forth) which are provided by a market data supplier (price vendor).

ii. Closed-formula solution

The Black-Scholes model and Black model are used for the valuation of plain vanilla options, the first for foreign exchange and securities and the latter for interest rates. These models assume that the underlying price follows a lognormal distribution.

The Monte Carlo method with the local volatility model is the market proxy or reference model to price a wider range of exotic equity products.

The partial differential equation method with the local volatility model is particularly appropriate to price and manage callable products and products including barrier features on a single underlying. This method is quicker, more stable and more precise than the standard Monte Carlo method, but the latter is needed when the underlying is a basket. The local volatility models assume that share and index prices are lognormally distributed and volatility is a deterministic function of time and the market price.

The trinomial trees method is intended for American foreign exchange products, which can be canceled at any time throughout the life of the option. It assumes deterministic interest rates and represents the evolution of the underlying foreign exchange using the Black-Scholes model.

The partial differential equation solver using a mixed volatility model is used for pricing barrier products in foreign exchange. The development of a mixed volatility model was motivated by some very sensitive barrier products (double-no-touch options), which were quoted in the market with prices in between those provided by a local volatility model and a pure stochastic volatility model. The mixed volatility model is a combination of both models, which provides a price between them.

e.	Marketable debt securities (structured notes)

The fair value of these financial instruments is calculated by using the discounted cash flow (forward estimation) technique, based on the current incremental lending rates for similar types of deposits having similar maturities, for the debt obligation component and one of the financial derivatives valuation techniques for the embedded derivative component, that depends on the payoff.

Valuation adjustment for counterparty risk or default risk

The Credit Valuation Adjustment (CVA) is a valuation adjustment to OTC derivatives as a result of the risk associated with the credit exposure assumed with each counterparty.

The CVA is calculated taking into account expected positive exposure with each counterparty in each future period. The CVA for a specific counterparty is equal to the sum of the CVA for all the periods. The following inputs are used to calculate the CVA:

•

Expected positive exposure: average positive exposure to the counterparty, across all paths, all evaluated on a certain future date using a Monte Carlo method to simulate the future values of the derivatives’ portfolio. Mitigating factors such as collateral and netting agreements are taken into account.

•	LGD: percentage of final loss assumed in a counterparty credit event /default.
•

PD: Credit Default Swaps (CDS) are used to infer the probability of default. For cases where there is no market information, probabilities are inferred using a market proxy based on market information from companies in the same industry and with the same external ratings as the counterparty, to ensure best practice.

•	Discount factor curve.

The debt valuation adjustment (DVA) is a similar valuation adjustment to the CVA but, in this case, it arises as a result of the Bank’s risk assumed by its counterparties in OTC derivatives.

The CVA and DVA recognized at December 31, 2016 amounted to 557 million and 1,658 million, respectively. The CVA and DVA recognized at December 31, 2017 amounted to 370 million and 2,397 million, respectively.

All financial instruments fair values are calculated on a daily basis.

Set forth below are the financial instruments at fair value whose measurement was based on internal models (Level 2 and 3) at December 31, 2016 and 2017.

	Fair			Fair
	Values			Values
	Calculated			Calculated
	Using Internal			Using Internal			Valuation Techniques	Key Inputs
	Models at			Models at
	12/31/2016			12/31/2017
	Level 2	Level 3	Total	Level 2	Level 3	Total

ASSETS:
Financial assets held for trading:	202,541	172	202,713	167,535	251	167,786

Debt instruments	2,697	172	2,869	2,593	—	2,593	Forward Estimation (non closed formula)	Interest rate yield curve
Trading derivatives:

Interest rate options	1,698	—	1,698	1,339	—	1,339	Black model (closed-form solution)	Interest rate yield curve and implied volatility surface.

Market index options:	871	—	871	581	—	581

European options	839	—	839	548	—	548	Black-Scholes model (closed-form solution)	Interest rate yield curves, quoted equity prices and index levels, implied volatility surface and dividends estimation.

Asian (Single underlying Quanto)	20	—	20	18	—	18	Local volatility model with partial differential equation method	Interest rate yield curves, quoted equity prices and index levels, implied volatility surface, historical correlations and dividends estimation.

Best of options (Basket)	12	—	12	15	—	15	Local volatility model with Monte Carlo method	Interest rate yield curves, equity prices and index levels, implied volatility surface, historical correlations and dividends estimation

Exchange rate options:	383	—	383	1,885	172	2,057

American forwards	6	—	6	23	—	23	Black and Scholes model with trinomial tree method	Interest rate yield curves, quoted exchange rates and implied volatility surface

American Barrier & Touch options	—	—	—	39	—	39	Mixed volatility model with partial differential equation method	Interest rate yield curves, quoted exchange rates and implied volatility surface

European options	377	—	377	1,823	172	1,995	Black-Scholes model (closed-form solution)	Interest rate yield curves, quoted exchange rates and implied volatility surface

Swaps	190,199	—	190,199	155,799	23	155,822	Forward Estimation (non-closed formula)	Interest rate yield curve and quoted exchange rates

Index and securities futures	3	—	3	93	—	93	Forward Estimation (non-closed formula)	Interest rate yield curve and quoted exchange rates

Interest rate futures	6	—	6	—	—	—	Forward Estimation (non-closed formula)	Interest rate yield curve

Exchange rate futures	6,684	—	6,684	5,245	56	5,301	Forward Estimation (non-closed formula)	Interest rate yield curve and quoted exchange rates

Other financial assets at fair value through profit or loss:	42,340	—	42,340	51,705	—	51,705

Loans and advances to credit institutions – Reverse repurchase agreements	37,831	—	37,831	46,087	—	46,087	Forward Estimation (non-closed formula)	Interest rate yield curve

Loans and advances to customers – Reverse repurchase agreements	4,509	—	4,509	5,618	—	5,618	Forward Estimation (non-closed formula)	Interest rate yield curve

Financial assets available-for-sale:	15,178	—	15,178	743	—	743

Debt instruments	15,083	—	15,083	675	—	675	Forward Estimation (non-closed formula)	Interest rate yield curve

Equity instruments	95	—	95	68	—	68	Other	Value of shareholders’ equity

Hedging derivatives:	15,003	—	15,003	15,116	—	15,116

Swaps	15,003	—	15,003	12,727	—	12,727	Forward Estimation (non-closed formula)	Interest rate yield curve and quoted exchange rates

Exchange rate forwards	—	—	—	2,389	—	2,389	Forward Estimation (non-closed formula)	Interest rate yield curve and quoted exchange rates

	275,062	172	275,234	235,099	251	235,350

	Fair			Fair
	Values			Values
	Calculated			Calculated
	Using Internal			Using Internal
	Models at			Models at			Valuation
	12/31/2016			12/31/2017			Techniques	Key Inputs
	Level 2	Level 3	Total	Level 2	Level 3	Total

LIABILITIES:
Financial liabilities held for trading:
	266,662	—	266,662	238,747	358	239,105

Trading derivatives:

Interest rate options	1,904	—	1,904	1,197	—	1,197	Black model (closed-form solution)	Interest rate yield curve and implied volatility surface.

Market index options:	340	—	340	298	—	298

European	69	—	69	163	—	163	Black-Scholes model (closed-form solution)	Interest rate yield curves, quoted equity prices, index levels, implied volatility surface and dividends estimation.

Auto-callable	264	—	264	129	—	129	Local volatility model with partial differential equation method	Interest rate yield curves, quoted equity prices and index levels, implied volatility surface, historical correlations and dividends estimation.

Asian (Single underlying Quanto)	7	—	7	6	—	6	Local volatility model with partial differential equation method	Interest rate yield curves, quoted equity prices and index levels, implied volatility surface, historical correlations and dividends estimation.

Exchange rate options:	573	—	573	2,397	198	2,595

American forwards	116	—	116	53	—	53	Black and Scholes model with trinomial tree method	Interest rate yield curves, quoted exchange rates and implied volatility surface

European options	431	—	431	2,238	198	2,436	Black-Scholes model with (closed-formula solution)	Interest rate yield curves, quoted exchange rates and implied volatility surface

American barrier and touch options	9	—	9	47	—	47	Mixed volatility model with partial differential equation method	Interest rate yield curves, quoted exchange rates and implied volatility surface

American options	17	—	17	59	—	59	Black-Scholes model (closed-form solution)	Interest rate yield curves, quoted exchange rates and implied volatility surface

Swaps	196,485	—	196,485	161,389	—	161,389	Forward Estimation (non- closed formula solution)	Interest rate yield curvescurve and quoted exchange rates

Index and securities futures	4	—	4	90	—	90	Forward Estimation (non closed formula)	Interest rate yield curves,curve and quoted equity and index levels exchange rates

Interest rate futures	28	—	28	—	—	—	Forward Estimation (non closed formula)	Interest rate yield curve

Exchange rate futures	6,190	—	6,190	4,933	160	5,093	Forward Estimation (non closed formula)	Interest rate yield curve and quoted exchange rates
				.
Short positions:

Debt instruments	61,138	—	61,138	68,443	—	68,443	Forward Estimation (non- closed formula solution)	Interest rate yield curve

Other financial liabilities at fair value through profit or loss:	136,860		136,860	120,653		120,653

Deposits from the Central Bank – Repurchase agreements	15,479	—	15,479	22,417	—	22,417	Forward Estimation (non closed formula)	Interest rate yield curve

Deposits from credit institutions – Repurchase agreements	25,155	—	25,155	5,942	—	5,942	Forward Estimation (non closed formula)	Interest rate yield curve

Customer deposits – Repurchase agreements	83,891	—	83,891	81,790	—	81,790	Forward Estimation (non closed formula)	Interest rate yield curve

Marketable debt securities	12,335	—	12,335	10,504	—	10,504	Present value (non-closed formula solution) and Black-Sholes model with closed-formula solution.	Interest rate yield curve, quoted equity prices and index levesl, implied volatility surface, historical correlations and dividens estimation

Hedging derivatives:	14,287	—	14,287	11,091	—	11,091

Swaps	7,969	—	7,969	10,370	—	10,370	Forward Estimation (non closed formula)	Interest rate yield curve and quoted exchange rates

Exchange rate forwards	6,318	—	6,318	721	—	721	Forward Estimation (non closed formula)	Interest rate yield curve and quoted exchange rates
	417,809	—	417,809	370,491	358	370,849

Some of the financial instruments of the fair-value hierarchy have identical or similar offsetting exposures to certain inputs, but in accordance with IFRS, are presented as gross assets and liabilities in the consolidated balance sheet.

The measurements derived using the valuation techniques might have been different had other methods or assumptions been used with respect to interest rate risk, credit risk and foreign currency risk spreads, or their related correlations and volatilities. Nevertheless, Bank’s Management believes that the fair value of the financial assets and liabilities recognized in the consolidated balance sheet and the gains and losses arising from these financial instruments are reasonably stated.

Financial instruments categorized in Level 3

Set forth below are the Bank’s main financial instruments measured using unobservable market data as significant inputs of the internal models (Level 3):

As of December 31, 2017, the financial assets held for trading categorized in Level 3 are the structure denominated as “Red Compartida” and two Cross Currency Swaps (CCS) USD/Mexican Peso (MXN) with maturity of twenty two years.

-

The structure denominated as “Red Compartida” is composed of foreign currency exchange (Fx) forwards and plain vanilla Fx options over USD/MXN with maturity from two to five years. For the Fx options there is a substantial risk of uncertainty in the market data used for the valuation, specifically in the long-term volatility, because the USD/MXN options market in these terms may not have the necessary market liquidity. The lack of sufficient liquidity make the Fx options to be valued using an unobservable input, thus “Red Compartida” should be categorized as Level 3.

-	During the last quarter of 2017, two CCS USD/MXN (Nominal USD 100 MM) were traded at twenty two years which should be considered as Level 3 due to illiquidity above twenty years of these products.

As of December 31, 2016, the financial assets held for trading categorized in Level 3 (debt and equity instruments) are convertible bonds issued by Cementos Mexicanos, S.A.B. de C.V. (CEMEX). This hybrid instrument was valued using partial differential equation solver given the embedded equity option (whose underlying asset was CEMEX.CPO, the shares listed on Mexican Stock Exchange) on the debt instrument. Because the long-term implied volatility was not quoted directly in an active market or otherwise capable of estimates that were exclusively based on observable inputs and assumptions, this financial asset was classified as Level 3.

The following table provides a reconciliation of the movement between opening and closing balances of Level 3 financial instruments, measured at fair value using a valuation technique with significant unobservable inputs:

		Assets
	Debt and Equity	Trading
	Instruments	derivatives	Total

Balance at January 1, 2015	903	—	903
Total gains/losses recognized in the consolidated income statement:
Gains/(losses) on financial assets and liabilities (net)	13	—	13
Purchases	1	—	1
Sales	(647)	—	(647)
Settlements	(51)	—	(51)
Balance at December 31, 2015	219	—	219
Total gains/losses recognized in the consolidated income statement:
Gains/(losses) on financial assets and liabilities (net)	73	—	73
Purchases	—	—	—
Sales	(102)	—	(102)
Settlements	(18)	—	(18)
Balance at December 31, 2016	172	—	172
Total gains/losses recognized in the consolidated income statement:
Gains/(losses) on financial assets and liabilities (net)	(13)	91	78
Purchases	—	—	—
Sales	(143)	—	(143)
New issuances	—	160	160
Settlements	(16)	—	(16)
Balance at December 31, 2017	—	251	251

		Liabilities
	Debt and Equity	Trading
	Instruments	derivatives	Total

Balance at December 31, 2016	—	—	—
Total gains/losses recognized in the consolidated income statement:
Gains/(losses) on financial assets and liabilities (net)	—	(9)	(9)
Purchases	—	—	—
Sales	—	—	—
New issuances	—	(349)	(349)
Settlements	—	—	—
Balance at December 31, 2017	—	(358)	(358)

Unobservable inputs used in measuring fair value

The table below sets out information about significant unobservable inputs used at December 31, 2017 in measuring financial instruments categorized as Level 3 in the fair value hierarchy:

			Significant	Range of Estimates	Fair value Measurement
		Valuation	Unobservable	(weighted-average)	Sensitivity to
Financial Instrument	Fair value	Technique	Input	for Unobservable Input	Unobservable Inputs
Cross Currency Swaps	23	Forward Estimation (non closed formula)	Long term MXN rates	Bid Offer Spread IRS TIIE 2bp - 6bp (3bp) CCS USD/MXN 3 bp-10bp (4bp)	A significant increase in MXN rates would result in a lower fair value.
Red Compartida	(130)	Black-Scholes model (closed-form solution)	Long term Fx USD/MXN volatility	11%-21% (15.7%)	A significant increase in volatility would result in a lower fair value.

Although the Bank believes that its estimates of fair value are appropriate, the use of different inputs could lead to different measures of fair value. As of December 31, 2017, the potential impact on the consolidated income statement of changing the main inputs used for the measurement of Level 3 financial instruments for other inputs, taking the highest (most favorable input) or lowest (least favorable) value of the range deemed reasonably possible, would be as follows:

	Potential Impact on Consolidated
	Income Statement as of
	December 31, 2017
	Most	Least
	Favorable	Favorable
	Input	Input

ASSETS:
Cross Currency Swaps	16.6	(16.6)
LIABILITIES:
Red Compartida	6.9	(41.8)

Cross Currency Swaps

The least favorable scenario assumed the following:

-

The MXN market rates (IRS TIIE and X-CCY USD/MXN) needed to valuation were moved up 6 basis points (bps) and 10 bps accordingly. The scenarios were determined by the following: 0.95 percentil over a 1 year historical period of  the difference between the bid and offer quotations of these market rates divided by two.

The most favorable scenario assumed the following:

-	The MXN market rates (IRS TIIE and X-CCY USD/MXN) needed to valuation were moved down 6 bps and 10 bps accordingly.

Red Compartida

The least favorable scenario assumed the following:

-	The volatility of the underlying asset of the long term Fx USD/MXN options at its maturity moved from 15.7% to 19.42%.

The volatility used as input for the internal model (15.7%) is an extrapolation of the observable volatility surface of a shorter-term option market of the underlying, provided by the local price vendor. The scenario was based on two factors: the difference between the bid and offer quotations of these options divided by two and the 0.95% percentil of the movement price distribution.

The most favorable scenario assumed the following:

-	The volatility of the underlying asset of the long term Fx USD/MXN options at its maturity moved from 15.7% to 15.1%.

v.    Sensitivity analysis

As an alternative to sensitivity analysis, the Bank uses a Value at Risk (VaR) technique. A detailed explanation about VaR technique and the main assumptions incorporated therein are described in Note 47. The VaR amounts as of December 31, 2017, including all financial instruments in the trading book position of the Bank are as follows:

	Average	High	Low	12/31/2017

All financial instruments	95.06	146.43	57.61	128.61
By category:
Instruments sensitive to interest rate	96.39	144.09	55.74	125.20
Instruments sensitive to equity market prices	4.64	16.83	1.36	5.07
Instruments sensitive to foreign currency exchange rates	50.83	101.46	8.16	25.34
Instruments sensitive to volatility movements	11.57	26.22	3.97	16.13

The Bank’s VaR should be interpreted in light of the limitations of the methodologies. These limitations include the following:

Historical data may not provide the best estimate of the joint distribution of risk factor changes in the future and may fail to capture the risk of possible extreme adverse market movements, which have not occurred in the historical window used in the calculations.

VaR using a one-day time horizon does not fully capture the market risk of positions that cannot be liquidated or hedged within one day.

The Bank largely computes the VaR of the trading portfolios at the close of business and positions may change substantially during the course of the trading day.

VaR using a 99 percent confidence level does not reflect the extent of potential losses beyond that percentile.

These limitations and the nature of the VaR measure mean that the Bank can neither guarantee that losses will not exceed the VaR amounts indicated nor that losses in excess of the VaR amounts will not occur more frequently than once in 100 business days.

vi.    Recognition of fair value changes

Changes in the fair value of certain financial assets and liabilities subject to those changes are recognized, either in the consolidated income statement or in the consolidated other comprehensive income. A distinction is made between the changes resulting from the accrual of interest and similar items which are recognized under Interest income and similar income or Interest expenses and similar charges, as appropriate, and those arising for other reasons which are recognized at their net amount under Gain/(losses) on financial assets and liabilities (net).

Adjustments due to changes in fair value arising from:

Available-for-sale financial assets are recognized temporarily in the Bank’s consolidated other comprehensive income under Valuation adjustments - Available-for-sale financial assets, unless they relate to exchange differences arising on available-for-sale non-monetary items, in which case they are recognized also in Valuation adjustments in the consolidated other comprehensive income. Exchange differences arising on available-for-sale monetary financial assets are recognized under Gains/(losses) on financial assets and liabilities (net) in the consolidated income statement.

Items charged or credited to Valuation adjustments - Available-for-sale financial assets remain in the Bank’s consolidated equity until the asset giving rise to them is impaired or derecognized, at which time they are recognized in the consolidated income statement.

vii.    Hedging transactions

The Bank uses derivatives for the following purposes: (i) to facilitate these instruments to customers who request them in the management of their market and credit risks (trading derivatives); (ii) to use these derivatives in the management of the risks of the Bank entities’ own positions and assets and liabilities (hedging derivatives); and (iii) to obtain gains from changes in the prices of these derivatives (trading derivatives).

Derivatives that do not qualify for hedge accounting are treated for accounting purposes as trading derivatives.

A derivative qualifies for hedge accounting if all the following conditions are met:

1.	The derivative hedges one of the following three types of exposure:
a.

Changes in the fair value of assets and liabilities due to fluctuations in, among others, the interest rate and/or exchange rate to which the position or balance to be hedged is subject (fair value hedge);

b.	Changes in the estimated cash flows arising from financial assets and liabilities, commitments and highly probable forecasted transactions (cash flow hedge); and
c.	The net investment in a foreign operation (hedge of a net investment in a foreign operation).
2.	It is effective in offsetting exposure inherent in the hedged item throughout the expected term of the hedge, which means that:
a.	At the date of arrangement, the hedge is expected, under normal conditions, to be highly effective (prospective effectiveness).
b.

There is sufficient evidence that the hedge was effective during the whole life of the hedged item (retrospective effectiveness). To this end, the Bank checks that the results of the hedge were within a range of 80% to 125% of the results of the hedged item.

3.

There must be adequate documentation evidencing the specific designation of the derivative to hedge certain balances or transactions and how this hedge was expected to be achieved and measured, provided that this is consistent with the Bank’s Management of its own risks.

The changes in value of financial instruments qualifying for hedge accounting are recognized as follows:

a.

In fair value hedges, the gains or losses arising on both the hedging instruments and the hedged items attributable to the type of risk being hedged are recognized directly in the consolidated income statement.

b.

In cash flow hedges, the effective portion of the change in value of the hedging instrument is recognized in the consolidated other comprehensive income under Valuation adjustments - Cash flow hedges until the forecast transactions occur, when it is recognized in the consolidated income statement, unless, if the forecast transactions result in the recognition of non-financial assets or liabilities, it is included in the cost of the non-financial asset or liability.

c.

In hedges of a net investment in a foreign operation, the gains or losses attributable to the portion of the hedging instruments qualifying as an effective hedge are recognized temporarily in the consolidated other comprehensive income under Valuation adjustments - Hedges of net investments in foreign operations until the gains or losses on the hedged item are recognized in the consolidated income statement.

d.

The ineffective portion of the gains or losses on the hedging instruments of cash flow hedges and hedges of a net investment in a foreign operation are recognized directly under Gain/(losses) on financial assets and liabilities in the consolidated income statement.

If a derivative designated as a hedge no longer meets the requirements described above due to expiration, ineffectiveness or for any other reason, the derivative is classified for accounting purposes as a trading derivative.

When fair-value hedge accounting is discontinued, the adjustments previously recognized on the hedged item are reclassified to the consolidated income statement at the effective interest rate recalculated at the date of hedge discontinuation. The adjustments must be fully amortized at maturity.

When cash flow hedges are discontinued, any cumulative gain or loss on the hedging instrument recognized in the consolidated other comprehensive income under Valuation adjustments - Cash flow hedges (from the period when the hedge was effective) remains in this consolidated equity item until the forecast transaction occurs, at which time it is recognized in the consolidated income statement, unless the transaction is no longer expected to occur, in which case the cumulative gain or loss is recognized immediately in the consolidated income statement.

vii.  Embedded derivatives in hybrid financial instruments

Embedded derivatives in other financial instruments or in other host contracts are accounted for separately as derivatives if their risks and characteristics are not closely related to those of the host contracts, provided that the host contracts are not classified as Other financial assets/liabilities at fair value through profit or loss or as Financial assets/liabilities held for trading.

e)   Derecognition of financial assets and liabilities

The accounting treatment of transfers of financial assets depends on the extent to which the risks and rewards associated with the transferred assets are transferred to third parties:

1.

If the Bank transfers substantially all the risks and rewards to third parties – unconditional sale of financial assets, sale of financial assets under an agreement to repurchase them at their fair value at the date of repurchase, sale of financial assets with a purchased call option or written put option that is deeply out of the money, securitization of assets in which the transferor does not retain a subordinated debt or grant any credit enhancement to the new holders, and other similar cases – the transferred financial asset is derecognized and any rights or obligations retained or created in the transfer are recognized simultaneously.

2.

If the Bank retains substantially all the risks and rewards associated with the transferred financial asset – sale of financial assets under an agreement to repurchase them at a fixed price or at the sale price plus interest, a securities lending agreement in which the borrower undertakes to return the same or similar assets, and other similar cases –, the transferred financial asset is not derecognized and continues to be measured by the same criteria as those used before the transfer. However, the following items are recognized:

a.

An associated financial liability, which is recognized for an amount equal to the consideration received and is subsequently measured at amortized cost, unless it meets the requirements for classification under Other financial liabilities at fair value through profit or loss.

b.	The income from the transferred financial asset not derecognized and any expense incurred on the new financial liability, without offsetting.
3.

If the Bank neither transfers nor retains substantially all the risks and rewards associated with the transferred financial asset – sale of financial assets with a purchased call option or written put option that is not deeply in or out of the money, securitization of assets in which the transferor retains a subordinated debt or other type of credit enhancement for a portion of the transferred asset, and other similar cases – the following distinction is made:

a.	If the transferor does not retain control of the transferred financial asset, the asset is derecognized and any rights or obligations retained or created in the transfer are recognized.
b.

If the transferor retains control of the transferred financial asset, it continues to recognize it for an amount equal to its exposure to changes in value and recognizes a financial liability associated with the transferred financial asset. The net carrying amount of the transferred asset and the associated liability is the amortized cost of the rights and obligations retained, if the transferred asset is measured at amortized cost, or the fair value of the rights and obligations retained, if the transferred asset is measured at fair value.

Accordingly, financial assets are only derecognized when the rights on the cash flows they generate have expired or when substantially all the inherent risks and rewards have been transferred to third parties.

Financial liabilities are only derecognized when the obligations they generate have been extinguished, that is when the contractual obligations have been paid or cancelled, or have been expired.

f)   Offsetting of financial instruments

Financial asset and liability balances are offset, i.e., reported in the consolidated balance sheet at their net amount, only if the Bank currently have a legally enforceable right to set-off the recognized amounts and intend either to settle on a net basis or to realize the asset and settle the liability simultaneously.

The disclosures set out in the tables below include financial assets and financial liabilities that:

•	Are offset in the Bank’s consolidated balance sheet; or
•	Are subject to an enforceable master netting arrangement or similar agreement that covers similar financial instruments, irrespective of whether they are offset in the consolidated balance sheet.

The similar agreements include derivative clearing agreements, global master repurchase agreements and global master securities lending agreements. Similar financial instruments include derivatives, repurchase agreements, reverse repurchase agreements and securities borrowing and lending agreements. Financial instruments such as loans and receivables and deposits are not disclosed in the tables below unless they are offset in the consolidated balance sheet.

Derivative transactions are either transacted on an exchange or entered into under International Swaps and Derivatives Association (ISDA) master netting agreements. In general, under ISDA master netting agreements in certain circumstances (e.g. when a credit event such as a default occurs) all outstanding transactions under the agreement are terminated, the termination value is assessed and only a single net amount is due or payable in settlement of all transactions.

Repurchase agreements, reverse repurchase agreements, securities borrowing and lending agreements are covered by master agreements with netting terms similar to those of ISDA master netting agreements.

The ISDA and similar master netting arrangements do not meet the criteria for offsetting in the consolidated balance sheet. This is because they create for the parties to the agreement a right of set-off of recognized amounts that is enforceable only following an event of default, insolvency or bankruptcy of the Bank or the counterparties or following other predetermined events. In addition, the Bank does not intend to settle on a net basis or to realize the assets and settle the liabilities simultaneously.

The Bank receives and gives collateral in the form of cash, debt and equity securities in connection with the following transactions:

•	Derivatives;
•	Repurchase agreements and reverse repurchase agreements; and
•	Securities lending and borrowing agreements.

Such collateral is subject to standard industry terms including, when appropriate, an ISDA Credit Support Annex. This means that securities received/given as collateral can be pledged or sold during the term of the transaction but have to be returned on maturity of the transaction. The terms also give each party the right to terminate the related transactions on the counterparty’s failure to post collateral.

The following financial assets are subject to offsetting, enforceable master netting arrangements and similar agreements:

As at December 31, 2016

				Amount not offset in the consolidated balance sheet
		Gross amount of	Net amount of
		financial liabilities	financial assets
		offset in the	presented in the
	Gross amount of	consolidated balance	consolidated	Impact of Master	Financial instrument	Cash	Net
	financial assets	sheet	balance sheet	Netting Agreements	collateral	collateral	amount

Derivative financial assets	214,910	—	214,910	(151,762)	(5,215)	(47,821)	10,112

Reverse repurchase agreements	42,340	—	42,340	—	(42,360)	—	(20)

Equity instruments (see Note 10.a)	3	—	3	—	(3)	—	—

Total	257,253	—	257,253	(151,762)	(47,578)	(47,821)	10,092

As at December 31, 2017

				Amount not offset in the consolidated balance sheet
		Gross amount of	Net amount of
		financial liabilities	financial assets
		offset in the	presented in the
	Gross amount of	consolidated balance	consolidated	Impact of Master	Financial Instrument	Cash	Net
	financial assets	sheet	balance sheet	Netting Agreements	collateral	collateral	amount

Derivative financial assets	180,377	—	180,377	(116,078)	(3,783)	(44,971)	15,545

Reverse repurchase agreements	51,705	—	51,705	—	(51,693)	—	12

Equity instruments (see Note 10.a)	6	—	6	—	(7)	—	(1)

Total	232,088	—	232,088	(116,078)	(55,483)	(44,971)	15,556

The following financial liabilities are subject to offsetting, enforceable master netting arrangements and similar agreements:

As at December 31, 2016

				Amount not offset in the consolidated balance sheet
		Gross amount of	Net amount of
		financial assets	financial liabilities
		offset in the	presented in the
	Gross amount of	consolidated balance	consolidated	Impact of Master	Financial Instrument	Cash	Net
	financial liabilities	sheet	balance sheet	Netting Agreements	collateral	collateral	amount

Derivative financial liabilities	219,977	—	219,977	(151,762)	(2,670)	(51,329)	14,216
		—
Repurchase agreements	124,525	—	124,525	—	(124,949)	—	(424)

Short positions - Securities loans (see Note 11.b)	20,375	—	20,375	—	(20,769)	—	(394)

Short positions – Short sales (see Note 11.b)	40,613	—	40,613	—	(40,637)	—	(24)

Total	405,490	—	405,490	(151,762)	(189,025)	(51,329)	13,374

As at December 31, 2017

				Amount not offset in the consolidated balance sheet
		Gross amount of	Net amount of
		financial assets	financial liabilities
		offset in the	presented in the
	Gross amount of	consolidated balance	consolidated	Impact of Master	Financial instrument	Cash	Net
	financial liabilities	sheet	balance sheet	Netting Agreements	collateral	collateral	amount

Derivative financial liabilities	182,373	—	182,373	(116,078)	(2,822)	(34,454)	29,019

Repurchase agreements	110,149	—	110,149	—	(110,337)	—	(188)

Short positions - Securities loans (see Note 11.b)	21,132	—	21,132	—	(21,555)	—	(423)

Short positions - Short sales (see Note 11.b)	46,233	—	46,233	—	(46,221)	—	12

Total	359,887	—	359,887	(116,078)	(180,935)	(34,454)	28,420

g)   Impairment of financial assets

i.    Definition

Financial assets, other than those at FVTPL, are assessed for indicators of impairment at the end of each reporting period. A financial asset is considered to be impaired and therefore its carrying amount is adjusted to reflect the effect of impairment when there is objective evidence that events have occurred which:

In the case of loans and advances and debt instruments, give rise to an adverse impact on the future cash flows that were estimated at the initial recognition.

In the case of equity instruments, indicate that their carrying amount may not be fully recovered.

The carrying amount of impaired financial assets is adjusted with a charge to the consolidated income statement during the period in which the impairment becomes evident, and the reversal, if any, of previously recognized impairment losses is recognized in the consolidated income statement during the period in which the impairment is reversed or reduced.

The Bank applies the following criteria to classify loans and advances as impaired loans:

Commercial, financial and industrial loans

Loans with a single payment of principal and interest (non-amortizing loans), generally commercial loans for a short period of time, are considered impaired after 90 days of the maturity date.

Loans with a single payment of principal at maturity and with periodic interest payments (interest-only loans) are considered impaired after 90 days principal or interest become due.

Loans whose principal and interest payments have been agreed in periodic installments (amortizing loans) are considered impaired after 90 days an installment becomes due.

Mortgage loans

Mortgage loans are considered impaired when a payment is past due more than 90 days (see Note 2.h.).

Installment loans to individuals

Revolving consumer credit cards loans are considered impaired when payment is not received after 90 days it becomes due.

Non-revolving consumer loans whose principal and interest payments have been agreed in periodic installments are considered impaired after 90 days an installment becomes due.

If the borrower is declared bankrupt in accordance with the Mexican Commercial Bankruptcy Law.

The Bank considers also as impaired loans the sum of all transactions of a customer when the loan balances of the same customer classified as impaired are more than 20% of the total outstanding amounts.

Loans and advances which are not impaired due to default but for which there are reasonable doubts about their full repayment (principal and interest) according to its contractual terms are considered impaired loans. This analysis includes, among others: customers in situations involving deterioration in their creditworthiness, such as negative equity, continued losses, general delay in payments, inadequate economic or financial structure, insufficient cash flows to settle debt or inability to obtain additional financing, etc.

Impaired loans, which are renegotiated will remain impaired until there is evidence of sustained payment, i.e., performance of payment by the borrower without payment delay for the total amount due and payable in terms of principal and interest during a certain period of time.

With regard to uncollected accrued interest on impaired loans, the Bank creates an allowance for the total amount of the uncollected accrued interest considered to be non recoverable at the time the loans are classified as impaired loans.

The entire loan balance relating to impaired assets continue to be recognized on the consolidated balance sheet, for their full amounts, until the recovery of any recognized amount is considered to be unlikely. The recovery of a loan is considered to be unlikely when there is a significant and irreversible deterioration of the borrower’s overall financial condition, resources, value of any guarantees and payment record which would lead a borrower to bankruptcy.

When the recovery of a loan is considered to be unlikely, it is written off together with the corresponding allowance for impairment losses from the consolidated balance sheet without prejudice to any actions that the consolidated entities may initiate to seek collection until their contractual rights are extinguished due to the expiration of the statute-of-limitations period, forgiveness or any other cause.

Loans and the related allowance for impairment losses are normally written off considering the following:

Commercial, financial and industrial loans are evaluated on a case-by-case basis; as such, write-off will only take place after considering all relevant information such as the occurrence of a significant change in the borrower’s financial position, guarantees and collaterals and payment records. Within this portfolio, small and medium-sized enterprises (SMEs) loans and revolving SMEs loans are written off when the loans become 181 and 151 days past due, respectively.

Mortgage loans are written off when they have been past due for 36 months.

For installment loans to individuals, any portion of the balance that the Bank does not expect to collect is generally written off at 151 days past due for revolving consumer credit card loans and 181 days past due for other non-revolving consumer loans.

In the event of bankruptcy or similar proceedings, write-off may occur earlier than at the periods stated above. Collections procedures may continue after write-off.

ii.   Financial instruments carried at amortized cost

The amount of an impairment loss incurred on a financial instrument carried at amortized cost is equal to the difference between its carrying amount and the present value of its estimated future cash flows and is presented as a reduction of the balance of the corresponding asset.

In estimating the future cash flows of financial instruments, the following factors are taken into account:

All the amounts that are expected to be received over the remaining life of the instrument, including, where appropriate, those that may result from the collateral provided for the instrument (less the costs for obtaining and subsequently selling the collateral). The impairment loss takes into account the likelihood of collecting accrued past due interest receivable;

The various types of risk to which each instrument is subject; and

The circumstances in which collections will foreseeably be made.

These cash flows are subsequently discounted using the instrument’s effective interest rate (if its contractual rate is fixed) or the effective contractual rate at the discount date (if it is variable).

Impairment losses resulting from insolvency of the customers (credit risk) are recognized when there is objective evidence of impairment of the customer’s ability to pay, either because it is past due or for other reasons.

The Bank has certain policies, methods and procedures for covering its credit risk arising from insolvency of counterparties. These policies, methods and procedures are applied in the granting, examination and documentation of credit risk, contingent liabilities and commitments and credit risk from debt instruments, the identification of their impairment and the calculation of the amounts required to cover the related credit risk.

In order to classify the customers for assessing the impairment losses resulting from credit risk, the Bank distinguishes between:

a)	Individually significant customers which present objective evidence of impairment,
b)	Individually significant customers which do not present objective evidence of impairment, and
c)	Non-individually significant customers.

The Bank has defined as an “individually significant customer” those customers with a total current risk exposure amounting more than 8 million pesos. This threshold is reviewed annually to adapt it to the Bank’s business circumstances.

Objective evidence of impairment exists when an individually significant customer is in the following situations:

Classified as impaired (more than 90 days in default).

Shows signs of impairment although not in default, inter alia, restructured loans, loans under special surveillance and loans with reasonable doubt about their full repayment.

Objective evidence of impairment exists when a non-individually significant customer is in the following situations:

Classified as impaired (more than 90 days in default).

Classified as restructured loans.

Once the Bank has classified its customers according to the above, loan portfolios are assessed for impairment individually and collectively in order to recognize an allowance for impairment losses arising from credit risk, as follows:

Individualized analysis

Credit losses individually assessed are determined by calculating the present value of expected cash flows discounted at an appropriate discount rate of those individually significant customers presenting objective evidence of impairment considering the debtor’s financial situation and any guarantees in place. The Bank takes into account all available information (external or internal), including expert judgment, to estimate the present value of expected cash flows.

Collective analysis

Credit losses collectively assessed are determined for those individually significant customers that do not present an objective evidence of impairment and for those customers that are not individually significant. Credit losses are estimated taking into consideration the historical impairment loss experience at the time of assessment adjusted to reflect current economic conditions and taking into account the characteristics of the counterparty and the guarantees and collateral associated with the transaction.

Customers assessed collectively are grouped together considering financial instruments having similar credit risk characteristics indicative of the debtors’ ability to pay all principal and interest amounts in accordance with contractual terms. The credit risk characteristics considered for the purpose of grouping the financial assets are, inter alia, instrument type, debtor’s industry, type of guarantee or collateral, age of past due amounts and any other relevant factor for the estimation of future cash flows.

Impairment losses are determined by multiplying four factors: EAD, PD, LGD and the LIP.

The EAD is the amount of risk exposure at the date of default (more than 90 days of default) by the counterparty. It is estimated as the drawn amount and the undrawn risk multiplied by a credit conversion factor (hereinafter, CCF) which represents the percentage of undrawn balance that is expected to be used before default occurs.

The PD is the probability of the counterparty failing to meet its principal and/or interest payment obligations. The PD has been defined as the probability that an operation accumulates more than 90 days past due.

The Bank uses transition models to determine PD (from a non-default to a default status) in which loans are segmented into bucket classifications primarily based on the number of days past due and statistical analysis is applied to estimate the probability that loans will migrate through this status. These transition models are based on historical data gathered over a two-year period.

The LGD is the loss arising in the event of default. It depends on the guarantees and collateral associated with the transaction.

The LIP parameter is the time between the moment when the event giving rise to a certain loss occurs and when that loss is identified at an individual level. LIP analysis is performed on the basis of homogeneous risk portfolios. This parameter is only determined and used to calculate credit losses for customers, which do not present objective evidence of impairment.

The methodology for determining the allowance for impairment losses also seeks to identify the amount of incurred losses as of the consolidated balance sheet date of loans and receivables that have not yet been reported as impaired, but that the Bank estimates based on its past history or other quantitative factors that the loss event has already occurred. As part of this methodology, Management also considers qualitative factors that are probable to cause estimated credit losses associated with the Bank’s loan portfolio to differ from historical loss experience, such as changes in GDP, unemployment rate, housing prices, interest rates, IPC, etc., in order to adjust this historical loss experience to reflect current economic and market conditions as of the date of the consolidated financial statements.

The Bank estimates probable losses for off-balance sheet risk related to unfunded lending commitments such as available credit on lines of credit, credit cards and non-revolving consumer loans. The process to determine the provisions for off-balance sheet risk is similar to the methodology used for allowance for impairment losses for loans and receivables as described above.

Allowance for impairment losses related to the loan portfolio is reported as a reduction to the carrying amount of the loans and receivables whereas the provision for unfunded lending commitments is reported separately as liabilities on the consolidated balance sheet in Provisions for off-balance sheet risk. Impairment losses related to the loan portfolio and commitments is reported in the consolidated income statement as Impairment losses on financial assets (net) – Loans and receivables and Provisions (net), respectively.

h)   Change in accounting estimates

Allowance for impairment losses

During 2015, the Bank revised its estimates for allowance for impairment losses on loans and receivables of all loan portfolios and for the provision for off-balance sheet risk with the purpose of making certain refinements to the impairment models as part of its policy to continuously enhance the existing impairment models and accounting estimates.

The main refinements made to the impairment models in order to provide a greater level of precision of incurred losses are the following:

Specific and objective guidelines to classify customers according to their total current risk exposure (individually significant customers – see Note 2.g.) and deterioration in creditworthiness (objective evidence of impairment – see Note 2.g.), aligning such factors with credit risk management.

Finer segmentation of loans in groups with similar credit risk characteristics.

More detailed historical data for the determination of certain inputs or variables (PD, LGD, LIP and CCF – see Note 2.g.) used to calculate the allowance for impairment losses and the provisions for off-balance sheet risk.

Conformed definition of impaired assets with the aim of making it consistent across all the loan portfolios when determining the allowance for impairment losses (see Note 2.g.).

The change in accounting estimates did not have a material impact on the net loan portfolio as of December 31, 2015, on the provision for off-balance sheet risk as of December 31, 2015 and in the profit for the year then ended. However, the change resulted in a net decrease in the allowance for impairment losses of 176 million pesos, a net decrease in the provision for off-balance sheet risk of 436 million pesos, a decrease in impaired assets of 438 million pesos and an increase in the profit for the year of 428 million pesos.

Management considered that it was impracticable to estimate the effect on forthcoming periods of this change in accounting estimates due to the fact that the Bank could not reliably determine all the necessary inputs and factors to calculate this effect, such as risk exposure, PD, LGD, LIP, qualitative factors, etc.

Useful lives for automated teller machines

During 2016, the Bank revised its estimates for useful lives of automated teller machines (ATM) recognized within Tangible Assets in the consolidated balance sheet. The review performed by the Bank was based on the acquired observable experience and the economic benefits obtained by the use of ATMs. The Bank determined that the period over which ATMs is expected to be available for use and to generate economic benefits is 8 years instead of 4 years.

The change in the aforementioned accounting estimates did not have a material impact on Tangible assets as of December 31, 2016 and in the profit for the year then ended. However, the change in the useful lives of ATMs resulted in a decrease in the depreciation charge recognized in the consolidated income statement of 2016 of 49 million pesos.

Management considered that it was impracticable to estimate the effect on forthcoming periods of this change in accounting estimates due to the fact that the Bank could not reliably determine the number of ATMs that would be acquired.

i)    Repurchase agreements and Reverse repurchase agreements

Purchases of financial instruments under a non-optional resale agreement are measured at fair value and recognized as assets in the consolidated balance sheet under Loans and advances to credit institutions – Reverse repurchase agreements or Loans and advances to customers – Reverse repurchase agreements.

The excess of the purchase prices over the resale prices are recognized as interest income over the contract term.

Sales of financial instruments under a non-optional repurchase agreement are measured at fair value and recognized as liabilities in the consolidated balance sheet under Deposits from the Central Bank – Repurchase agreements, Deposits from credit institutions – Repurchase agreements or Customer deposits – Repurchase agreements.

The excess of the sales prices over the repurchase prices are recognized as interest expense over the contract term.

Repurchase agreements are designated as financial instruments at FVTPL when this designation eliminates or significantly reduces an accounting mismatch or when they are managed and its performance is evaluated on a fair value basis.

j)    Non-current assets held for sale and liabilities associated with non-current assets held for sale

Non-current assets held for sale include the carrying amount of individual items, disposal groups or items forming part of a business unit earmarked for disposal (discontinued operations), whose sale in their present condition is highly likely to be completed within one year from the reporting date. Therefore, the carrying amount of these items, which may or may not be of a financial nature, will likely be recovered through the proceeds from their disposal.

Specifically, property or other non-current assets (foreclosed assets) received by the Bank as total or partial settlement of their debtors’ payment obligations to them are deemed to be non-current assets held for sale, unless the Bank has decided to make continuing use of these assets.

Liabilities associated with non-current assets held for sale include the balances payable arising from the assets held for sale or disposal groups and from discontinued operations.

Non-current assets held for sale are measured at the lower of fair value less costs to sell and their carrying amount at the date of classification in this category. Non-current assets held for sale are not depreciated as long as they remain in this category.

Impairment losses on an asset or disposal group arising from a reduction in its carrying amount to its fair value (less costs to sell) are recognized under Gains/(losses) on disposal of non-current assets held for sale not classified as discontinued operations (net) in the consolidated income statement. The gains on a non-current asset held for sale resulting from subsequent increases in fair value (less costs to sell) increase its carrying amount and are recognized in the consolidated income statement up to an amount equal to the impairment losses previously recognized.

k)   Tangible assets

Tangible assets include the amount of buildings, land, furniture, vehicles, computer hardware and other fixtures owned by the Bank or acquired under finance leases.

Property, plant and equipment for own use

Property, plant and equipment for own use are presented at acquisition cost, less the related accumulated depreciation and any estimated impairment losses (excess of carrying amount over the recoverable amount).

Depreciation is calculated using the straight-line method on the basis of the acquisition cost of the assets less their residual value. The land on which the buildings and other structures stand has an indefinite life and therefore is not depreciated.

The period tangible asset depreciation charge is recognized in the consolidated income statement and is calculated using the following depreciation rates (based on the average years of estimated useful life of the various assets):

Average Annual
Rate

Buildings for own use	2% to 5%
Furniture and vehicles	10% to 20%
IT equipment and fixtures	25%
Others	5% to 20%

The Bank assesses at the reporting date whether there is any indication that a tangible asset may be impaired (i.e., its carrying amount exceeds its recoverable amount). If this is the case, the carrying amount of the tangible asset is reduced to its recoverable amount and future depreciation charges are adjusted in proportion to the revised carrying amount and to the new remaining useful life (if the useful life has to be re-estimated).

Similarly, if there is an indication of a recovery in the value of a tangible asset, the Bank recognizes the reversal of the impairment loss recognized in prior periods and adjusts the future depreciation charges accordingly. In no circumstances may the reversal of an impairment loss on a tangible asset raise its carrying amount above that which it would have if no impairment losses had been recognized in prior years.

The estimated useful lives of the items of property, plant and equipment for own use are reviewed at least at the end of the reporting period to identify significant changes therein. If changes are identified, the useful lives of the tangible assets are adjusted by correcting the depreciation charge to be recognized in the consolidated income statement in future years on the basis of the new useful lives.

Upkeep and maintenance expenses relating to property, plant and equipment for own use are recognized as an expense in the period in which they are incurred, since they do not increase the useful lives of the assets.

l)    Accounting for leases

Leases are classified as finance leases whenever the terms of the lease transfer substantially all the risks and rewards of ownership to the lessee. All other leases are classified as operating leases.

i.    Operating leases

In operating leases, ownership of the leased asset and substantially all the risks and rewards incidental thereto remain with the lessor.

When the Bank acts as the lessor, the acquisition cost of the leased assets is presented under Tangible assets in the consolidated balance sheet. The depreciation policy for these assets is consistent with that for similar items of property, plant and equipment for own use, and income from operating leases is recognized on a straight-line basis over the term of the lease under Other operating income in the consolidated income statement. Initial direct costs incurred in negotiating and arranging an operating lease are added to the carrying amount of the leased asset and recognized on a straight-line basis over the lease term.

When the Bank acts as the lessee the lease expenses, including any incentives granted by the lessor, are charged on a straight-line basis over the lease term to Other general administrative expenses in the consolidated income statement.

In the event that lease incentives are received to enter into operating leases, such incentives are recognized as a liability. The aggregate benefit of incentives is recognized as a reduction of rental expense on a straight-line basis.

ii.   Sale and leaseback transactions

In sale and leaseback transactions, where the sale is at fair value and the leaseback is an operating lease, any profit or loss is recognized at the time of sale. In the case of finance leasebacks, any profit or loss is amortized over the lease term.

In accordance with IAS 17, in determining whether a sale and leaseback transaction results in an operating lease or finance lease, the Bank analyzes, among other things, whether at the inception of the lease there are purchase options whose terms and conditions make it reasonably certain that they will be exercised, and to whom the gains or losses from the fluctuations in the fair value of the residual value of the related asset will accrue.

m)  Intangible assets

Intangible assets are identifiable non-monetary assets (separable from other assets) without physical substance which arise as a result of a legal transaction or which are developed internally by the Bank. Only assets whose cost can be estimated reliably and from which the Bank considers it probable that future economic benefits will be generated are recognized.

Intangible assets are recognized initially at acquisition or development cost and are subsequently measured at cost less any accumulated amortization and any accumulated impairment losses.

i.    Goodwill

Any excess of the cost of the investments in the Bank over the corresponding underlying carrying amounts acquired, adjusted at the acquisition date, is allocated as follows:

If it is attributable to specific and identifiable assets and liabilities of the companies acquired, by increasing the value of the assets (or reducing the value of the liabilities) whose fair values were higher (lower) than the carrying amounts at which they had been recognized in the acquired entities’ balance sheets.

If it is attributable to specific intangible assets, by recognizing such intangible assets in the consolidated balance sheet provided that the fair value of these assets within 12 months following the date of acquisition can be measured reliably.

The remaining amount is recognized as goodwill, which is allocated to one or more CGUs. A CGU is the smallest identifiable group of assets that, as a result of continuing operation, generates cash inflows that are largely independent of the cash inflows from other assets or groups of assets.

Goodwill is only recognized when it has been acquired for consideration and represents, therefore, a payment made by the acquirer in anticipation of future economic benefits from assets of the acquired entity that are not capable of being individually identified and separately recognized.

At the end of each reporting period, or whenever there is any indication of impairment, goodwill is reviewed for impairment (i.e., a reduction in its recoverable amount to below its carrying amount) and if there is any impairment, the goodwill is written down with a charge to Impairment losses on other assets (net) – Goodwill in the consolidated income statement.

For the purposes of the impairment analysis, goodwill is allocated to one or more CGUs expected to benefit from the synergies arising from business combinations. The CGUs represent the Bank’s smallest identifiable asset groups that generate cash flows for the Bank and that are largely independent of the flows generated from other assets or groups of assets. Each CGU or CGUs to which goodwill is allocated:

is the lowest level at which the entity manages goodwill internally; and

is not larger than an operating segment.

The CGUs to which goodwill has been allocated are tested for impairment by including the allocated goodwill in their carrying amount. This analysis is performed at least annually as of December 31 and more frequently in cases where indicators of impairment are noted by Management.

For the purpose of determining the impairment of a CGU to which a part of goodwill has been allocated, the carrying amount of that unit is compared with its recoverable amount.

The recoverable amount of a CGU is equal to the higher of the fair value less costs to sell and its value in use. Value in use is calculated as the discounted value of the cash flow projections that the Bank estimates and is based on the latest budgets approved for the next five years. The principal hypotheses are a sustainable growth rate to extrapolate the cash flows indefinitely, and the discount rate used to discount the cash flows is equal to the weighted cost of capital assigned to each CGU.

If the carrying amount of the CGU exceeds the related recoverable amount, the Bank recognizes an impairment loss; the resulting loss is apportioned by reducing, first, the carrying amount of the goodwill allocated to that CGU and, second, if there are still impairment losses remaining to be recognized, the carrying amount of the rest of the assets. This is done by allocating the remaining loss in proportion to the carrying amount of each of the assets in the unit. No impairment of goodwill attributable to the minority interests may be recognized.

Impairment losses on goodwill are recognized under Impairment losses on other assets (net) - Goodwill and other intangible assets in the consolidated income statement.

An impairment loss recognized for goodwill is not reversed in a subsequent period.

ii.   Other intangible assets

Other intangible assets include the amount of identifiable intangible assets (such as computer software).

Other intangible assets can have an indefinite useful life - when, based on an analysis of all the relevant factors, it is concluded that there is no foreseeable limit to the period over which the asset is expected to generate net cash inflows for the Bank - or a finite useful life, in all other cases.

Intangible assets with indefinite useful lives acquired separately are not amortized and are carried at cost less accumulated impairment losses. At the end of each reporting period or whenever there is any indication of impairment, the Bank reviews the remaining useful lives of the assets in order to determine whether they continue to be indefinite and, if this is not the case, to take the appropriate steps.

Intangible assets with finite useful lives that are acquired separately are carried at cost less accumulated amortization and accumulated impairment losses. Amortization is recognized on a straight-line basis over their estimated useful lives. The estimated useful lives are reviewed at the end of each reporting period, with the effect of any changes in estimate being accounted for on a prospective basis. The intangible asset amortization charge is recognized under Depreciation and amortization in the consolidated income statement.

Intangible assets acquired in a business combination and recognized separately from goodwill are initially recognized at their fair value at the acquisition date (which is regarded as their cost). Subsequent to initial recognition, intangible assets acquired in a business combination are reported at cost less accumulated amortization and accumulated impairment losses, on the same basis as intangible assets that are acquired separately.

An intangible asset is derecognized on disposal, or when no future economic benefits are expected from use or disposal. Gains or losses arising from derecognition of an intangible asset, measured as the difference between the net disposal proceeds and the carrying amount of the asset, are recognized in the consolidated income statement when the asset is derecognized.

Impairment charges are included in Impairment losses on other assets (net) – Other intangible assets in the consolidated income statement. The criteria used to recognize the impairment losses on these assets and, where applicable, the reversal of impairment losses recognized in prior years, are similar to those used for tangible assets (see Note 2.k.).

n)   Provisions and contingent assets and liabilities

When preparing the consolidated financial statements of the Bank, Management distinguishes between

Provisions: credit balances covering present obligations at the reporting date arising from past events which could give rise to a loss for the Bank, which is considered to be more likely than not to occur and certain as to its nature but uncertain as to its amount and/or timing.

Contingent liabilities: possible obligations that arise from past events and whose existence will be confirmed only by the occurrence or non-occurrence of one or more future events not wholly within the control of the Bank. They include the present obligations of the Bank when it is not probable that an outflow of resources embodying economic benefits will be required to settle them.

Contingent assets: possible assets that arise from past events and whose existence is conditional on, and will be confirmed only by, the occurrence or non-occurrence of events beyond the control of the Bank. Contingent assets are not recognized in the consolidated balance sheet or in the consolidated income statement, but rather are disclosed in the notes, provided that it is probable that these assets will give rise to an increase in resources embodying economic benefits.

Provisions

The amount recognized as a provision is the best estimate of the consideration required to settle the present obligation at the end of the reporting period, taking into account the risks and uncertainties surrounding the obligation. When a provision is measured using the cash flows estimated to settle the present obligation, its carrying amount is the present value of those cash flows (when the effect of the time value of money is material).

When some or all of the economic benefits required to settle a provision are expected to be recovered from a third party, a receivable is recognized as an asset if it is virtually certain that reimbursement will be received and the amount of the receivable can be measured reliably.

The Bank’s consolidated financial statements include all the material provisions with respect to which it is considered that it is more likely than not that the obligation will have to be settled. In accordance with IFRS, contingent liabilities must not be recognized in the consolidated financial statements, but must rather be disclosed in the notes.

Provisions are reviewed and adjusted at the end of each year. Provisions are also used to cater for the specific obligations for which they were originally recognized. Provisions are fully or partially reversed when such obligations cease to exist or are reduced.

Provisions are classified according to the obligations covered as follows:

Provisions for pensions and similar obligations: includes the amount of all the provisions made to cover post-employment benefits, including obligations to pre-retirees and similar obligations.

Provisions for tax and legal matters: include the amount of the provisions recognized to cover tax and legal obligations.

Provisions for off-balance sheet risk: include the amount of the provisions made to cover obligations arising as the result of those transactions in which the Bank guarantees the obligations of a third party arising as a result of financial guarantees granted or other contracts and unfunded lending commitments such as letters of credit, financial guarantees and available lines of credit cards and non-revolving consumer loans, which are irrevocable commitments that may give rise to the recognition of financial assets.

Other provisions: include the amount of other provisions recognized by the Bank (see Note 24).

o)   Litigation and/or claims in process

At the end of 2016 and 2017, certain litigation and claims were in process against the Bank arising from the ordinary course of their operations (see Note 24).

p)   Share-based payments

For share-based payment transactions, the goods or services received are measured as an equity-settled share-based payment transaction when the awards granted are the Bank’s own equity instruments. In all other circumstances, the goods or services received by the Bank are measured as a cash-settled share-based payment transaction.

Equity-settled shared-based payments to employees and others providing similar services are measured at the fair value of the equity instruments at the grant date. The fair value determined at the grant date of the equity-settled shared-based payments is expensed on a straight-line basis over the vesting period, based on the Bank’s estimate of equity instruments that wil eventually vest, with a corresponding increase in consolidated equity. At the end of each reporting period, the Bank revises its estimate of the number of equity instruments expected to vest. The impact of the revision of the original estimates, if any, is recognized in the consolidated income statement such that the cumulative expense reflects the revised estimate, with a corresponding adjustment to Accumulated reserves in consolidated equity.

For cash-settled share-based payments to employees and others providing similar services, the services acquired and the liability incurred are measured at the fair value of the liability. The fair value determined at the grant date of the cash-settled share-based payments is expensed on a straight-line basis over the vesting period, based on the Bank’s estimate of equity instruments that will eventually vest, with a corresponding increase in liability. At the end of each reporting period, the Bank revises its estimate of the number of equity instruments expected to vest. Until the liability is settled, the fair value of the liability is remeasured at the end of each reporting period and at the date of settlement, with any changes in fair value recognized in the consolidated income statement for the year. The services received and the liability to pay for those services are recognized as the employees render service.

Share-based payments are discussed in Note 41.b, c and d.

q)   Recognition of income and expenses

The most significant criteria used by the Bank to recognize its income and expenses are summarized as follows:

i.    Interest income, interest expenses and similar items

Interest income, interest expenses and similar items are generally recognized on an accrual basis using the effective interest method. Dividends received from other companies are recognized as income when the Bank’s right to receive them arises.

ii.   Fee and commission income and expenses

Fee and commission income and expenses are recognized in the consolidated income statement using criteria that vary according to their nature. The main criteria are as follows:

-	Fee and commission income and expenses relating to financial assets and financial liabilities measured at FVTPL are recognized when received or paid.
-	Those arising from transactions or services that are performed over a period of time are recognized over the life of these transactions or services.
-	Those relating to services provided in a single act are recognized when the single act is carried out.

iii.   Non-finance income and expenses

These are recognized for accounting purposes on an accrual basis.

iv.   Deferred collections and payments

These are recognized for accounting purposes at the amount resulting from discounting the expected cash flows at market rates.

v.   Loan arrangement fees

Loan arrangement fees that are an integral part of the effective interest rate of a financial instrument, mainly loan origination fees, are accrued and recognized in income over the term of the loan as a part of the effective interest method.

r)    Financial guarantees

Financial guarantees are defined as contracts whereby an entity undertakes to make specific payments on behalf of a third party if the latter fails to do so, irrespective of the various legal forms they may have, such as guarantees, insurance policies or credit derivatives.

The Bank initially recognizes the financial guarantees provided on the liability side of the consolidated balance sheet at fair value, which is generally the present value of the fees, commissions and interest receivable from these contracts over the term thereof.

Financial guarantee contracts issued by the Bank and, if not designated as at FVTPL, are subsequently measured at the higher of:

•	the amount of the obligation under the contract, as determined in accordance with IAS 37; and
•	the amount initially recognized less, where appropriate, cumulative amortization recognized in accordance with the revenue recognition policies.

Financial guarantees, regardless of the guarantor, instrumentation or other circumstances, are reviewed periodically to determine the credit risk to which they are exposed and, if appropriate, to consider whether a provision is required. The credit risk is determined by application of criteria similar to those established for quantifying impairment losses on financial instruments carried at amortized cost (described in Note 2.g. above).

The provisions made for these transactions are recognized under Provisions for off-balance sheet risk in the consolidated balance sheet (see Note 24). These provisions are recognized and reversed with a charge or credit, respectively, to Provisions (net) in the consolidated income statement.

If a specific provision is required for financial guarantees, the related unearned commissions recognized under Financial liabilities at amortized cost - Other financial liabilities in the consolidated balance sheet are reclassified to the appropriate provision.

s)   Post-employment benefits

The Bank’s post-employment obligations to its employees are deemed to be defined contribution plans when the Bank makes pre-determined contributions to a separate entity and will have no legal or effective obligation to make further contributions if the separate entity cannot pay the employee benefits relating to the service rendered in the current and prior periods. Post-employment obligations that do not meet the aforementioned conditions are classified as defined benefit plans (see Note 24.c.).

Defined contribution plans

The contributions made in this connection in each year are recognized under Personnel expenses in the consolidated income statement. The amounts not yet contributed at each year-end are recognized under Provisions - Provision for pensions and similar obligations on the liability side of the consolidated balance sheet.

Defined benefit plans

The Bank recognizes under Provisions - Provision for pensions and similar obligations on the liability side of the consolidated balance sheet (or under Other assets on the asset side, as appropriate) the present value of its defined benefit post-employment obligations, net of the fair value of the plan assets.

Plan assets are defined as those that will be directly used to settle obligations and that meet the following conditions:

They are not owned by the Bank, but by a legally separate third party that is not a party related to the Bank.

They are only available to pay or fund post-employment benefits and they cannot be returned to the Bank unless the assets remaining in the plan are sufficient to meet all the benefit obligations of the plan and of the Bank to current and former employees, or they are returned to reimburse employee benefits already paid by the Bank.

Post-employment benefits are recognized as follows:

Service cost is recognized in the consolidated income statement and includes the following items:

Current service cost, i.e., the increase in the present value of the obligations resulting from employee service in the current period, is recognized under Personnel expenses.

The past service cost, which arises from changes to existing post-employment benefits or from the introduction of new benefits and includes the cost of reductions, is recognized under Provisions (net).

Any gain or loss arising from plan settlements is recognized under Provisions (net).

Net interest on the net defined benefit liability (asset), i.e., the change during the period in the net defined benefit liability (asset) that arises from the passage of time, is recognized under Interest expense and similar charges (Interest and similar income if it constitutes income) in the consolidated income statement.

The remeasurement of defined benefit obligation is recognized in the consolidated other comprehensive income and includes:

Actuarial gains and losses generated in the year, arising from the differences between the previous actuarial assumptions and what has actually occurred and from the effects of changes in actuarial assumptions.

The return on plan assets, excluding amounts included in net interest on the net defined benefit liability (asset).

Any change in the effect of the asset ceiling, excluding amounts included in net interest on the net defined benefit liability (asset).

Further details about post-employment benefits are given in Note 24.c.

t)   Income tax

Income tax expense represents the sum of the tax currently payable and deferred tax.

Current tax

Income tax or ISR is recognized in profit for the year in which they are incurred. The ISR currently payable is based on taxable profit for the year. Taxable profit differs from Operating profit before tax as reported in the consolidated income statement because of items of income or expense that are taxable or deductible in other years and items that are never taxable or deductible. The Bank’s current tax is calculated using tax rates that have been enacted or substantively enacted by the end of the reporting period.

Deferred tax

Deferred tax is recognized on temporary differences between the carrying amounts of assets and liabilities in the consolidated financial statements and the corresponding tax bases used in the computation of taxable profit. Deferred tax liabilities are recognized for all taxable temporary differences. Deferred tax assets are recognized for all deductible temporary differences to the extent that it is probable that taxable profits will be available against which those deductible temporary differences can be utilized. Such deferred tax assets and liabilities are not recognized if the temporary difference arises from the initial recognition (other than in a business combination) of assets and liabilities in a transaction that affects neither the taxable profit nor the accounting profit. In addition, deferred tax liabilities are not recognized if the temporary difference arises from the initial recognition of goodwill.

Deferred tax liabilities are recognized for taxable temporary differences associated with investments in subsidiaries and associates, and interests in joint ventures, except where the Bank is able to control the reversal of the temporary difference and it is probable that the temporary difference will not reverse in the near future. Deferred tax assets arising from deductible temporary differences associated with such investments and interests are only recognized to the extent that it is probable that there will be sufficient taxable profits against which to utilize the benefits of the temporary differences and they are expected to reverse in the near future.

The carrying amount of deferred tax assets is reviewed at the end of each reporting period and reduced to the extent that it is no longer probable that sufficient taxable profits will be available to allow all or part of the asset to be recovered.

Deferred tax assets and liabilities are measured at the tax rates that are expected to apply in the period in which the liability is settled or the asset realized, based on tax rates (and tax laws) that have been enacted or substantively enacted by the end of the reporting period.

The measurement of deferred tax assets and liabilities reflects the tax consequences that would follow from the way in which the Bank expects, at the end of the reporting period, to recover or settle the carrying amount of its assets and liabilities

Current and deferred tax for the year

Current and deferred tax are recognized in the consolidated income statement, except when they relate to items that are recognized in the consolidated other comprehensive income or directly in consolidated equity, in which case, the current and deferred tax are also recognized in the consolidated other comprehensive income or directly in consolidated equity, respectively. Where current tax or deferred tax arises from the initial accounting for a business combination, the tax effect is included in the accounting for the business combination.

u)   Remaining maturity periods and average interest rates

The analysis of the maturities of the balances of certain items in the consolidated balance sheet at 2016 and 2017 year-end is provided in Note 44.

v)   Segment reporting

Operating segments are reported in a manner consistent with the internal reporting provided to the Chief Operating Decision Maker. The Chief Operating Decision Maker (CODM), who is responsible for allocating resources and assessing performance of the operating segments, has been identified as the CEO.

w)   Dividend distribution

Dividend distributions to the Bank’s shareholders are recognized as a liability in the Bank’s consolidated financial statements in the period in which the dividends are proposed by the Board of Directors and approved by the Bank’s shareholders.

x)   Treasury shares

Own equity instruments that are reacquired (treasury shares) are recognized at cost and deducted from equity. No gain or loss is recognized in the consolidated income statement on the purchase, sale, issue or cancellation of the Bank’s own equity instruments. Any difference between the carrying amount and the consideration, if reissued, is recognized under Accumulated reserves in consolidated equity.

y)   Consolidated statement of cash flows

The following terms are used in the consolidated statements of cash flows with the meanings specified:

•

Cash flows: inflows and outflows of cash and cash equivalents, which are short-term, highly liquid investments that are subject to an insignificant risk of changes in value, irrespective of the portfolio in which they are classified. The Bank classifies as cash and cash equivalents the balances recognized under Cash and balances with the Central Bank in the consolidated balance sheet.

•	Operating activities: the principal revenue-producing activities of credit institutions and other activities that are not investing or financing activities.
•	Investing activities: the acquisition and disposal of long-term assets and other investments not included in cash and cash equivalents.
•	Financing activities: activities that result in changes in the size and composition of the equity and liabilities that are not operating activities.

z)   Consolidated income statement and other comprehensive income

This consolidated statement presents the income and expenses generated by the Bank as a result of its business activity in the year, and a distinction is made between the income and expenses recognized in the consolidated income statement for the year and the other income and expenses recognized directly in consolidated equity.

Accordingly, this consolidated statement presents:

a.	Profit for the year.
b.	The net amount of the income and expenses recognized directly to consolidated equity under Valuation adjustments that will not be reclassified subsequently to the consolidated income statement.
c.

The net amount of the income and expenses recognized directly to consolidated equity under Valuation adjustments that may be reclassified subsequently to the consolidated income statement when certain conditions are met.

d.

The income tax incurred in respect of the items indicated in b) and c) above, except for the valuation adjustments arising from investments in associates or jointly controlled entities accounted for using the equity method, which are presented net.

e.	Total consolidated comprehensive income, calculated as the sum of a) to d) above, presenting separately the amount attributable to the Parent and the amount relating to non-controlling interests.

The amount of the income and expenses relating to entities accounted for using the equity method recognized directly in consolidated equity is presented in this consolidated statement, irrespective of the nature of the related items, under Entities accounted for using the equity method.

This consolidated statement presents the items separately by nature, grouping together items that, in accordance with the applicable IFRS, will not be reclassified subsequently to the consolidated income statement since the requirement established by the corresponding accounting standards are met.

aa) Consolidated statement of changes in total equity

This consolidated statement presents all the changes in consolidated equity, including the adjustments in the opening balance on Accumulated reserves arising from changes in accounting policies and from the correction of errors.

Accordingly, this consolidated statement presents a reconciliation of the carrying amount at the beginning and end of the year of all the consolidated equity items, and the changes are grouped together based on their nature into the following items:

a.

Adjustments in the opening balance on Accumulated reserves due to changes in accounting policies and from the correction of errors: include those in consolidated equity arising as a result of the retrospective restatement of the balances in the consolidated financial statements, distinguishing between those resulting from changes in accounting policies and those relating to the correction of errors.

b.	Income and expense recognized in the year: includes, in aggregate form, the total of the aforementioned items recognized in the consolidated income statement.
c.

Other changes in consolidated equity: include the remaining items recognized in consolidated equity, including, inter alia, increases and decreases in share capital, distribution of profit, transactions involving own equity instruments (treasury shares), transfers between equity items and any other increases or decreases in consolidated equity.